UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2021

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.03	Material Modifications to Rights of Security Holders.

As previously disclosed, on March 18, 2021, Fortress Transportation and Infrastructure Investors LLC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Stifel, Nicolaus & Company, Incorporated, UBS Securities LLC, BTIG, LLC, Cantor Fitzgerald & Co., Compass Point Research & Trading, LLC, JMP Securities LLC, Raymond James & Associates, Inc., The Benchmark Company, LLC, The Oak Ridge Financial Services Group, Inc. and WR Securities, LLC as underwriters (collectively, the “Underwriters”), relating to a registered public offering (the “Offering”) of 4,000,000 of its 8.25% Series C Fixed-Rate Reset Cumulative Perpetual Redeemable Preferred Shares, par value $0.01 per share (“Series C Preferred Shares”), and up to 600,000 additional Series C Preferred Shares pursuant to an over-allotment option granted to the Underwriters. The Underwriters notified the Company of their intent to exercise their over-allotment option with respect to an additional 200,000 shares on March 24, 2021, and the Offering closed on March 25, 2021.  In connection with the issuance of the Series C Preferred Shares, on March 25, 2021, the Company amended and restated its Third Amended and Restated Limited Liability Company Agreement, which now includes a Share Designation (the “Share Designation”) with respect to the Series C Preferred Shares.

The Share Designation provides that the Company will pay, when, as and if declared by the Company’s board of directors, out of funds legally available for such purpose, quarterly cumulative cash distributions on the Series C Preferred Shares at a rate equal to (i) for each Distribution Period (as defined in the Share Designation) from, and including, March 25, 2021 to, but excluding, June 15, 2026 (the “First Reset Date”), 8.25% per annum, and (ii) for each Distribution Period beginning on the First Reset Date, during each Reset Period (as defined in the Share Designation), the Five-Year Treasury Rate (as defined in the Share Designation) as of the most recent Reset Distribution Determination Date (as defined in the Share Designation) plus a spread of 737.8 basis points per annum.

The Series C Preferred Shares rank senior and prior to the Company’s common shares and pari passu with the Company’s 8.25% Series A Fixed-to-Floating Rate Cumulative Perpetual Redeemable Preferred Shares and 8.00% Series B Fixed-to-Floating Rate Cumulative Perpetual Redeemable Preferred Shares, in each case with respect to the payment of distributions and rights upon the Company’s liquidation, dissolution or winding up.

On or after June 15, 2026, the Company may redeem the Series C Preferred Shares, in whole or in part, at any time or from time to time, at a redemption price of $25.00 per Series C Preferred Share, plus an amount equal to all accumulated and unpaid distributions thereon, if any, to, but excluding, the date of redemption, whether or not declared.

At any time within 120 days after the conclusion of any review or appeal process instituted by the Company following the occurrence of a Rating Event (as defined in the Share Designation), the Company may, at its option, redeem the Series C Preferred Shares in whole, but not in part, prior to June 15, 2026, at a redemption price per Series C Preferred Share equal to $25.50, plus an amount equal to all accumulated and unpaid distributions thereon, if any, to, but excluding, the date of redemption, whether or not declared.

If a Tax Redemption Event (as defined in the Share Designation) occurs, the Company may, at its option, redeem the Series C Preferred Shares, in whole but not in part, prior to June 15, 2026 and within 60 days after the occurrence of such Tax Redemption Event, at a redemption price of $25.25 per Series C Preferred Share, plus an amount equal to all accumulated and unpaid distributions thereon, if any, to, but excluding, the date of redemption, whether or not declared.

If a Change of Control (as defined in the Share Designation) occurs, the Company may, at its option, redeem the Series C Preferred Shares, in whole but not in part, prior to June 15, 2026 and within 60 days after the occurrence of such Change of Control, at a price of $25.25 per Series C Preferred Share, plus an amount equal to all accumulated and unpaid distributions thereon to, but excluding, the date of redemption, whether or not declared.  If a Change of Control occurs (whether before, on or after June 15, 2026) and the Company does not give notice prior to the 31st day following the Change of Control to redeem all the outstanding Series C Preferred Shares, the distribution rate per annum on the Series C Preferred Shares will increase by 500 basis points, beginning on the 31st day following such Change of Control.

The Series C Preferred Shares have no stated maturity, are not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company.

Holders of Series C Preferred Shares generally have no voting rights, but they will have limited voting rights if the Company fails to pay dividends for six or more quarterly distribution periods (whether or not consecutive) and under certain other circumstances.

The foregoing description of the terms of the Series C Preferred Shares is qualified in its entirety by reference to the Fourth Amended and Restated Limited Liability Company Agreement (including the Share Designation), a copy of which is filed as Exhibit 3.1 to the Company’s Form 8-A filed on March 25, 2021 and is incorporated herein by reference. A copy of the form of a certificate representing Series C Preferred Shares is filed as Exhibit 4.1 to the Company’s Form 8-A filed on March 25, 2021 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description

3.1
Fourth Amended and Restated Limited Liability Company Agreement of Fortress Transportation and Infrastructure Investors LLC, dated as of March 25, 2021 (incorporated by reference to Exhibit 3.2 to Fortress Transportation and Infrastructure Investors LLC’s Form 8-A, filed March 25, 2021)

3.2	Share Designation with respect to the 8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares, dated as of March 25, 2021 (included as part of Exhibit 3.1)

4.1
Form of certificate representing the 8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares of Fortress Transportation and Infrastructure Investors LLC (incorporated by reference to Exhibit 4.1 to Fortress Transportation and Infrastructure Investors LLC’s Form 8-A, filed March 25, 2021)

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Series C Preferred Shares (including the consent required with respect thereto)

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Series C Preferred Shares (including the consent required with respect thereto)

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Scott Christopher
Name:	Scott Christopher
Title:	Chief Financial Officer

Date: March 25, 2021